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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                          ----------------------------


                                    FORM 8-K


              Current Report Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (date of earliest event reported):
                               September 24, 2002


                       Cabot Microelectronics Corporation
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)


            Delaware                      000-30205                36-4324765
-------------------------------    ------------------------    -----------------
(State or other jurisdiction of    (Commission File Number)      (IRS Employer
         incorporation)                                         Identification)


                    870 Commons Drive, Aurora, Illinois 60504
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               (Address of principal executive offices) (Zip Code)

                                 (630) 375-6631
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              (Registrant's telephone number, including area code)

                                 Not applicable
  ----------------------------------------------------------------------------
          (Former name or former address, if changed since last report)


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Item 5.  Other Events.

         On September 24, 2002, Cabot Microelectronics Corporation issued a press release entitled "J. Joseph King Elected to Cabot Microelectronics' Board of Directors," a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.


Item 7.  Financial Statements and Exhibits.

         (c)   Exhibits

               The following exhibits are filed herewith:

               99.1 Text of press release, dated September 24, 2002, entitled "J. Joseph King Elected to Cabot Microelectronics' Board of Directors."




                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                  CABOT MICROELECTRONICS CORPORATION


Date: September 24, 2002          By: /s/ MARTIN M. ELLEN
                                      -------------------
                                      Martin M. Ellen
                                      Vice President, Chief Financial Officer
                                      [Principal Financial Officer]




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                                INDEX TO EXHIBITS

Exhibit
Number              Title
------              -----


99.1 Text of press release, dated September 24, 2002, entitled "J. Joseph King Elected to Cabot Microelectronics' Board of Directors."







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